American Century Variable Portfolios, Inc. Summary Prospectus and Prospectus Supplement
VP Capital Appreciation Fund
Supplement dated February 23, 2016 Summary Prospectus dated May 1, 2015 (as revised August 1, 2015) and Prospectus dated May 1, 2015

The following replaces the Portfolio Managers section on page 3 of the summary prospectus and page 4 of the prospectus:
Portfolio Managers
David M. Hollond, Chief Investment Officer, U.S. Growth Equity – Mid & Small Cap, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2007.
Greg Walsh, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2003.
Nalin Yogasundram, Portfolio Manager, has been a member of the team that manages the fund since 2013.

The following replaces The Fund Management Team section on pages 7-8 of the prospectus:
The Fund Management Team
The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for a fund as they see fit, guided by the fund’s investment objective and strategy.
The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.
David M. Hollond
Mr. Hollond, Chief Investment Officer, U.S. Growth Equity – Mid & Small Cap, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2007. He joined American Century Investments in 1998 and became a portfolio manager in 2004. He has a bachelor’s degree in Russian and economics from Grinnell College, a master’s degree in economics from the University of Wisconsin, a master’s degree in international studies from the University of Pennsylvania and an MBA in finance from The Wharton School at the University of Pennsylvania.
Greg Walsh
Mr. Walsh, Vice President and Portfolio Manager, has been a member of the team that manages the fund since joining American Century Investments in 2003 as an investment analyst. He became a portfolio manager in 2008. He has a bachelor of art degree in economics and accounting from Claremont McKenna College and an MBA from The Wharton School at the University of Pennsylvania.
Nalin Yogasundram
Mr. Yogasundram, Portfolio Manager, has been a member of the team that manages the fund since joining American Century Investments in 2013 as an investment analyst and became a portfolio manager in 2016. Prior to joining American Century, he was an equity analyst for T. Rowe Price. He has bachelor’s degree from the University of Arkansas, a master’s degree from Southern Methodist University and an MBA from The Wharton School of the University of Pennsylvania.
The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation and their ownership of fund securities.

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